UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 13, 2015

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

As previously disclosed in a Current Report on Form 8-K filed on June 23, 2015 by Alexion Pharmaceuticals, Inc. (“Alexion”), on June 22, 2015 Alexion completed its acquisition of Synageva BioPharma Corp. (“Synageva”) pursuant to the Agreement and Plan of Reorganization, dated May 5, 2015, by and among Alexion, Synageva, Pulsar Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Alexion and Galaxy Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Alexion.

Alexion is filing as Exhibit 99.1 to this Current Report on Form 8-K the unaudited pro forma combined statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2015 and the year ended December 31, 2014.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2015		ALEXION PHARMACEUTICALS, INC.
	By:	/s/ Michael V. Greco
Name: Michael V. Greco
Title: Vice President of Law and Corporate Secretary